Exhibit 10.1
JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
February 6, 2008
Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707
Re:	Agreement Amending Merger Agreement Among JAG Media Holdings, Inc. (“JAG Media”), Cryptometrics Acquisition, Inc. (“Cryptometrics Acquisition”), Cryptometrics, Inc. (“Cryptometrics”), Robert Barra, Michael Vitale, Karlen & Stolzar, Thomas J. Mazzarisi and Stephen J. Schoepfer (collectively, the “Parties”) dated as of January 24, 2007, as Further Amended by those Certain Agreements Among the Parties dated as of February 26, 2007, April 2, 2007, April 20, 2007, May 11, 2007, May 18, 2007, June 15, 2007, July 16, 2007, August 16, 2007 and November 7, 2007 (“Merger Agreement Amendment”)
Gentlemen:
This will confirm our understanding regarding the following changes to the Merger Agreement and Merger Agreement Amendment, which have been authorized by the directors of JAG Media, Cryptometrics Acquisition and Cryptometrics:
1. The Closing Date set forth in the first sentence of paragraph 8 of the Merger Agreement Amendment is hereby changed to March 7, 2008.
2. The Automatic Termination Date of December 15, 2007 set forth in the first sentence of paragraph 9 of the Merger Agreement Amendment is hereby changed to March 31, 2008.
3. Cryptometrics hereby accepts and approves that certain letter agreement between JAG Media and YA Global Investments, LP dated January 31, 2008.
4. JAG Media and Cryptometrics shall hereafter be responsible for paying their own costs and expenses incurred in connection with the transaction. All costs in connection with printing, mailing and otherwise distributing the S-4 and/or Consent Solicitation and Prospectus to the Cryptometrics stockholders shall be a Crypotmetrics cost to be borne solely by Cryptometrics. Cryptometrics acknowledges and agrees that it is not entitled to reimbursement from JAG Media for any transaction costs paid by Cryptometrics to date nor is it entitled to any payments from, or in connection with, the proceeds received by JAG Media from any option or warrant exercises, or share issuances, previously or hereafter made by JAG Media.

Cryptometrics, Inc.
February 6, 2008
Page -2-
All defined terms used in this agreement, which are not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement Amendment. Except as otherwise set forth in this agreement, the Merger Agreement Amendment and the Merger Agreement shall remain unchanged and in full force and effect. The company voting and lock-up agreement executed in connection with the Merger Agreement shall continue in full force and effect and “Merger Agreement” as defined therein shall include all amendments thereto, inclusive of that contained herein.
If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

Cryptometrics, Inc.
February 6, 2008
Signature Page

Sincerely yours,		AGREED AND ACCEPTED:
JAG MEDIA HOLDINGS, INC.		CRYPTOMETRICS ACQUISITION, INC.

By:	/s/ Thomas J. Mazzarisi	By:	/s/ Thomas J. Mazzarisi

	Name: Thomas J. Mazzarisi		Name: Thomas J. Mazzarisi
	Title: Chairman & CEO		Title: President
	Date: February 6, 2008		Date: February 6, 2008

AGREED AND ACCEPTED: CRYPTOMETRICS, INC.		The undersigned is signing this agreement solely in its capacity as “Escrow Agent” pursuant to the provisions of paragraph 10 of the Merger Agreement Amendment

By:	/s/ Robert Barra	KARLEN & STOLZAR, LLP

Name: Robert Barra
Title: Co-CEO
Date: February 6, 2008

		By:	/s/ Michael I. Stolzar

Name: Michael I. Stolzar
Title: Partner
Date: February 6, 2008

/s/ Robert Barra	The undersigned are signing this agreement only with

Robert Barra	respect to their obligations set forth in paragraph 12 of
Dated: February 6, 2008	the Merger Agreement Amendment

/s/ Thomas J. Mazzarisi

Thomas J. Mazzarisi
Dated: February 6, 2008
/s/ Michael Vitale

Michael Vitale
Dated: February 6, 2008	/s/ Stephen J. Schoepfer

Stephen J. Schoepfer
Dated: February 6, 2008